Rule 497(e)

File Nos. 333-72042 & 333-151805; 811-10559

TALCOTT RESOLUTION LIFE INSURANCE COMPANY

SEPARATE ACCOUNT ELEVEN

333-72042	HV-5795 - PremierSolutions Standard (Series A)
333-72042	HV-6775 - PremierSolutions Cornerstone (Series II)
333-72042	HV-6779 - PremierSolutions Standard (Series A-II)

333-151805	HV-6776 - Premier Innovations
333-151805	HV-6777 - Hartford 403(b) Cornerstone Innovations
333-151805	HV-6778 - Premier Innovations (Series II)

Supplement dated January 19, 2022 to your Prospectus

1.	FUND NAME CHANGE

North Square Oak Ridge Small Cap Growth Fund

Effective immediately, the North Square Oak Ridge Small Cap Growth Fund has been re-named North Square Spectrum Alpha Fund.

As a result of the change, all references to the North Square Oak Ridge Small Cap Growth Fund in your Prospectus are deleted and replaced with North Square Spectrum Alpha Fund.

2.	SUB-ADVISER CHANGE

Effective immediately, NSI Retail Advisors, LLC has replaced Oak Ridge Investments, LLC as the sub-adviser to the North Square Spectrum Alpha Fund.

As a result of these changes, all references to Oak Ridge Investments, LLC in your Prospectus are deleted and replaced with NSI Retail Advisors, LLC.

THIS SUPPLEMENT SHOULD BE RETAINED WITH THE PROSPECTUS FOR FUTURE REFERENCE.